FIRST AMENDMENT TO OFFICE LEASE

FIRST AMENDMENT TO OFFICE LEASE (“Amendment”), dated as of the 12th day of November 2012, by and between Vector Group Ltd., a Delaware corporation ("Tenant") and Frost Real Estate Holdings LLC, a Florida limited liability company ("Landlord").

WI TN E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain Office Lease dated September 10, 2012 (the “Lease”); and

WHEREAS, the parties wish to modify the terms of the Lease, effective as of November 12, 2012, as more particularly set forth below.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.The recitals set forth above are true and correct and by this reference are incorporated herein in their entirety. All capitalized terms contained in this Amendment that are not otherwise defined herein shall, for the purposes hereof, have the same meanings as are ascribed to them in the Lease.

2.Section 1.7 of the Lease, entitled “Commencement Date:” shall be deleted in its entirety and replaced by the following:

“The earlier of (i) the date Tenant completes construction and occupies the Premises or (ii) May 12, 2012. Tenant will be permitted to have access to the Premises in advance of the Commencement Date, provided that such access and utilization by Tenant of the Premises shall be subject to all of the terms and conditions of this Lease, excluding the obligation to pay rent prior to the Commencement Date”

3.     Miscellaneous.

(a) As modified by this Amendment, the Lease remains in full force and effect and is hereby ratified and confirmed.

(b) The covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and, except as otherwise provided in the Lease as amended hereby, their respective legal successors and assigns.

(c) This Amendment may not be changed orally. Changes may be effected only by written instrument signed by both Landlord and Tenant. In the event of a conflict between this Amendment and the Lease, this Amendment shall control to the extent of any such conflict.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LANDLORD:
Frost Real Estate Holdings, LLC a Florida limited liability company
/s/ Steven D. Rubin
Name: Steven D. Rubin
Title: Vice President

TENANT:
Vector Group Ltd., a Delaware corporation
/s/ Marc N. Bell
Name: Marc N. Bell
Title: Vice President & General Counsel

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